UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2022
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 984-0490
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 31, 2022, Silvija Martincevic notified Affirm Holdings, Inc. (the “Company”) of her decision to resign as Chief Commercial Officer of the Company effective as of June 30, 2022. In connection with Ms. Martincevic’s resignation, on June 6, 2022, Ms. Martincevic and the Company entered into a Transition Agreement pursuant to which Ms. Martincevic will serve as a consultant to the Company from July 1, 2022 to December 31, 2022 and receive an amount equal to one-half of her current annual salary of $475,000 as compensation for providing those consultancy services.

Additionally, in connection with Ms. Martincevic’s resignation, and in recognition of her prior service and contributions to the Company, the Transition Agreement further provides as follows:

•Ms. Martincevic will receive an additional amount equal to one-half of her current annual salary of $475,000;

•the vesting of all outstanding stock options and restricted stock units held by Ms. Martincevic that were scheduled to vest between January 1, 2023 and June 30, 2023, representing an aggregate of 101,382 stock options and 12,151 restricted stock units, will be accelerated to December 31, 2022; and

•if Ms. Martincevic timely elects to continue receiving group medical insurance under the continuation coverage rules of the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”), the Company will pay the monthly employer contribution to the applicable COBRA medical benefits for a period of up to 12 months following the termination of Ms. Martincevic’s employment with the Company.

The Transition Agreement also provides for a customary release of claims in favor of the Company and certain other standard provisions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Financial Officer

Date: June 6, 2022